EXHIBIT 99.1

VEECO REPORTS FOURTH QUARTER AND FISCAL YEAR 2023 FINANCIAL RESULTS

Fourth Quarter 2023 Highlights:

●	Revenue of $173.9 million, compared with $153.8 million in the same period last year
●	GAAP net income of $21.6 million, or $0.37 per diluted share, compared with $128.9 million, or $2.00 per diluted share in the same period last year
●	Non-GAAP net income of $29.8 million, or $0.51 per diluted share, compared with $21.9 million, or $0.38 per diluted share in the same period last year

Fiscal Year 2023 Highlights:

●	Revenue of $666.4 million, compared with $646.1 million in the same period last year
●	GAAP net loss of $30.4 million, or $0.56 loss per diluted share, included a $97.1 million loss related to debt refinancing, compared with net income of $166.9 million, or $2.71 earnings per diluted share in the same period last year
●	Non-GAAP net income of $98.3 million, or $1.69 per diluted share, compared with $89.6 million, or $1.57 per diluted share in the same period last year

Plainview, N.Y., February 14, 2024 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its fourth quarter and fiscal year ended December 31, 2023. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

	4th Quarter		Full Year
GAAP Results	Q4 '23	Q4 '22	2023	2022
Revenue	$173.9	$153.8	$666.4	$646.1
Net income (loss)	$21.6	$128.9	$(30.4)	$166.9
Diluted earnings (loss) per share	$0.37	$2.00	$(0.56)	$2.71

	4th Quarter		Full Year
Non-GAAP Results	Q4 '23	Q4 '22	2023	2022
Operating income	$32.1	$23.8	$109.6	$99.8
Net income	$29.8	$21.9	$98.3	$89.6
Diluted earnings per share	$0.51	$0.38	$1.69	$1.57

“2023 was a critical year for Veeco, highlighted by our Semiconductor business outperforming WFE growth for the 3rd consecutive year,” commented Bill Miller, Ph.D., Veeco’s Chief Executive Officer. “I’m proud to say we successfully grew the business, improved profitability, and most importantly, laid the groundwork for future growth. We achieved a significant milestone by shipping evaluation systems for two important core technologies in Nanosecond Annealing and Ion Beam Deposition. These technologies enable our customers to fabricate devices that enable higher performance and reduced power consumption.”

Guidance and Outlook

The following guidance is provided for Veeco’s first quarter 2024:

●	Revenue is expected in the range of $160 million to $180 million
●	GAAP diluted earnings per share are expected in the range of $0.22 to $0.33
●	Non-GAAP diluted earnings per share are expected in the range of $0.36 to $0.46

Conference Call Information

A conference call reviewing these results has been scheduled for today, February 14, 2024 starting at 5:00pm ET. To join the call, dial 1-877-407-8029 (toll-free) or 1-201-689-8029. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our laser annealing, ion beam, chemical vapor deposition (CVD), metal organic chemical vapor deposition (MOCVD), single wafer etch & clean and lithography technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release or, in the case of any document referenced herein or incorporated by reference, the date of that document. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investors:Anthony Pappone (516) 500-8798apappone@veeco.com

Media:Kevin Long (516) 714-3978klong@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Net sales	$173,924	$153,799	$666,435	$646,137
Cost of sales	95,269	90,881	381,376	382,989
Gross profit	78,655	62,918	285,059	263,148
Operating expenses, net:
Research and development	29,091	26,327	112,853	103,565
Selling, general, and administrative	23,493	20,965	92,756	88,952
Amortization of intangible assets	2,123	2,505	8,481	10,018
Other operating expense (income), net	(235)	(271)	1,029	317
Total operating expenses, net	54,472	49,526	215,119	202,852
Operating income	24,183	13,392	69,940	60,296
Interest expense, net	—	(1,558)	(1,187)	(9,311)
Other income (expense), net	—	—	(97,091)	—
Income (loss) before income taxes	24,183	11,834	(28,338)	50,985
Income tax expense (benefit)	2,546	(117,081)	2,030	(115,957)
Net income (loss)	$21,637	$128,915	$(30,368)	$166,942

Income (loss) per common share:
Basic	$0.39	$2.58	$(0.56)	$3.35
Diluted	$0.37	$2.00	$(0.56)	$2.71

Weighted average number of shares:
Basic	55,537	49,912	53,769	49,906
Diluted	59,821	65,684	53,769	65,607

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2023	2022
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$158,781	$154,925
Restricted cash	339	547
Short-term investments	146,664	147,488
Accounts receivable, net	103,018	124,221
Contract assets	24,370	16,507
Inventories	237,635	206,908
Prepaid expenses and other current assets	35,471	18,305
Total current assets	706,278	668,901
Property, plant and equipment, net	118,459	107,281
Operating lease right-of-use assets	24,377	26,467
Intangible assets, net	43,945	23,887
Goodwill	214,964	181,943
Deferred income taxes	117,901	116,349
Other assets	3,117	3,355
Total assets	$1,229,041	$1,128,183

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$42,383	$52,049
Accrued expenses and other current liabilities	57,624	56,031
Contract liabilities	118,026	127,223
Income taxes payable	—	2,432
Current portion of long-term debt	—	20,169
Total current liabilities	218,033	257,904
Deferred income taxes	6,552	1,285
Long-term debt	274,941	254,491
Long-term operating lease liabilities	31,529	33,581
Other liabilities	25,544	3,098
Total liabilities	556,599	550,359

Total stockholders’ equity	672,442	577,824
Total liabilities and stockholders’ equity	$1,229,041	$1,128,183

Note on Reconciliation Tables

The below tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Reconciliation of GAAP to Non-GAAP Financial Data (Q4 2023)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended December 31, 2023	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$173,924					$173,924
Gross profit	78,655	334				78,989
Gross margin	45.2%					45.4%
Operating expenses	54,472	(5,845)	(2,123)	363		46,867
Operating income	24,183	6,179	2,123	(363)	^	32,122
Net income	21,637	6,179	2,123	(116)	^	29,823

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q4 2023)

(in thousands)
(unaudited)

Three months ended December 31, 2023
Changes in contingent consideration	$(465)
Other	102
Subtotal	(363)
Non-cash interest expense	294
Non-GAAP tax adjustment *	(47)
Total Other	$(116)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q4 2023)

(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31, 2023
	GAAP	Non-GAAP
Numerator:
Net income	$21,637	$29,823
Interest expense associated with 2025 and 2027 Convertible Senior Notes	511	466
Net income available to common shareholders	$22,148	$30,289

Denominator:
Basic weighted average shares outstanding	55,537	55,537
Effect of potentially dilutive share-based awards	1,391	1,391
Dilutive effect of 2025 Convertible Senior Notes	1,104	1,104
Dilutive effect of 2027 Convertible Senior Notes (1)	1,789	1,355
Diluted weighted average shares outstanding	59,821	59,387

Net income per common share:
Basic	$0.39	$0.54
Diluted	$0.37	$0.51

(1)  -  The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP to Non-GAAP Financial Data (Q4 2022)

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended December 31, 2022	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$153,799					$153,799
Gross profit	62,918	1,167		1,011		65,096
Gross margin	40.9%					42.3%
Operating expenses	49,526	(4,858)	(2,505)	(821)		41,342
Operating income	13,392	6,025	2,505	1,832	^	23,754
Net income	128,915	6,025	2,505	(115,554)	^	21,891

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q4 2022)

(in thousands)
(unaudited)

Three months ended December 31, 2022
Transition expenses related to San Jose expansion project	$1,788
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	44
Subtotal	1,832
Non-cash interest expense	244
Release of valuation allowance on deferred tax assets	(104,971)
Non-GAAP tax adjustment *	(12,659)
Total Other	$(115,554)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q4 2022)

(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31, 2022
	GAAP	Non-GAAP
Numerator:
Net income	$128,915	$21,891
Interest expense associated with convertible notes	2,712	2,467
Net income available to common shareholders	$131,627	$24,358

Denominator:
Basic weighted average shares outstanding	49,912	49,912
Effect of potentially dilutive share-based awards	805	805
Dilutive effect of 2023 Convertible Senior Notes	504	504
Dilutive effect of 2025 Convertible Senior Notes	5,521	5,521
Dilutive effect of 2027 Convertible Senior Notes (1)	8,942	6,771
Diluted weighted average shares outstanding	65,684	63,513

Net income per common share:
Basic	$2.58	$0.44
Diluted	$2.00	$0.38

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q4 2023 and 2022)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	December 31, 2023	December 31, 2022
GAAP Net income	$21,637	$128,915
Share-based compensation	6,179	6,025
Amortization	2,123	2,505
Transition expenses related to San Jose expansion project	57	1,788
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	—	44
Changes in contingent consideration	(465)	—
Acquisition related	45	—
Interest (income) expense, net	—	1,558
Income tax expense (benefit)	2,546	(117,081)
Non-GAAP Operating income	$32,122	$23,754

Reconciliation of GAAP to Non-GAAP Financial Data (FY 2023)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-based
For the year ended December 31, 2023	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$666,435					$666,435
Gross profit	285,059	4,913		232		290,204
Gross margin	42.8%					43.5%
Operating expenses	215,119	(23,645)	(8,481)	(2,363)		180,630
Operating income	69,940	28,558	8,481	2,595	^	109,574
Net income (loss)	(30,368)	28,558	8,481	91,668	^	98,339

^	- See table below for additional details.

Other Non-GAAP Adjustments (FY 2023)

(in thousands)
(unaudited)

For the year ended December 31, 2023
Acquisition related	$1,056
Changes in contingent consideration	701
Transition expenses related to San Jose expansion project	838
Subtotal	2,595
Non-cash interest expense	1,118
Other (income) expense, net	97,091
Non-GAAP tax adjustment *	(9,136)
Total Other	$91,668

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (FY 2023)

(in thousands, except per share amounts)
(unaudited)

	Year ended December 31, 2023
	GAAP	Non-GAAP
Numerator:
Net income (loss)	$(30,368)	$98,339
Interest expense associated with convertible notes	—	4,768
Net income (loss) available to common shareholders	$(30,368)	$103,107

Denominator:
Basic weighted average shares outstanding	53,769	53,769
Effect of potentially dilutive share-based awards	—	850
Dilutive effect of 2023 Convertible Senior Notes	—	21
Dilutive effect of 2025 Convertible Senior Notes	—	2,786
Dilutive effect of 2027 Convertible Senior Notes (1)	—	3,417
Diluted weighted average shares outstanding	53,769	60,843

Net income (loss) per common share:
Basic	$(0.56)	$1.83
Diluted	$(0.56)	$1.69

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP to Non-GAAP Financial Data (FY 2022)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-based
For the year ended December 31, 2022	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$646,137					$646,137
Gross profit	263,148	4,551		3,300		270,999
Gross margin	40.7%					41.9%
Operating expenses	202,852	(18,443)	(10,018)	(3,212)		171,179
Operating income	60,296	22,994	10,018	6,512	^	99,820
Net income	166,942	22,994	10,018	(110,379)	^	89,575

^	- See table below for additional details.

Other Non-GAAP Adjustments (FY 2022)

(in thousands)
(unaudited)

For the year ended December 31, 2022
Transition expenses related to San Jose expansion project	$6,202
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	310
Subtotal	6,512
Non-cash interest expense	962
Other (income) expense, net	(104,971)
Non-GAAP tax adjustment *	(12,882)
Total Other	$(110,379)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (FY 2022)

(in thousands, except per share amounts)
(unaudited)

	Year ended December 31, 2022
	GAAP	Non-GAAP
Numerator:
Net income	$166,942	$89,575
Interest expense associated with convertible notes	10,832	9,870
Net income available to common shareholders	$177,774	$99,445

Denominator:
Basic weighted average shares outstanding	49,906	49,906
Effect of potentially dilutive share-based awards	734	734
Dilutive effect of 2023 Convertible Senior Notes	504	504
Dilutive effect of 2025 Convertible Senior Notes	5,521	5,521
Dilutive effect of 2027 Convertible Senior Notes (1)	8,942	6,771
Diluted weighted average shares outstanding	65,607	63,436

Net income per common share:
Basic	$3.35	$1.79
Diluted	$2.71	$1.57

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (FY 2023 and 2022)

(in thousands)
(unaudited)

	Year ended	Year ended
	December 31, 2023	December 31, 2022
GAAP Net income (loss)	$(30,368)	$166,942
Share-based compensation	28,558	22,994
Amortization	8,481	10,018
Acquisition related	1,056	—
Changes in contingent consideration	701	—
Transition expenses related to San Jose expansion project	838	6,202
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	—	310
Interest (income) expense, net	1,187	9,311
Other (income) expense, net	97,091	—
Income tax expense (benefit)	2,030	(115,957)
Non-GAAP Operating income (loss)	$109,574	$99,820

Reconciliation of GAAP to Non-GAAP Financial Data (Q1 2024)

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
March 31, 2024	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$160	-	$180				$160	-	$180
Gross profit	68	-	78	1	—	—	69	-	79
Gross margin	42%	-	43%				43%	-	44%
Operating expenses	53	-	56	(6)	(2)	—	46	-	48
Operating income	15	-	22	7	2	—	24	-	31
Net income	$13	-	$20	7	2	(1)	$21	-	$27

Income per diluted common share	$0.22	-	$0.33				$0.36	-	$0.46

Income per Diluted Common Share (Q1 2024)

(in millions, except per share amounts)
(unaudited)

Guidance for the three months ending March 31, 2024	GAAP			Non-GAAP
Numerator:
Net income	$13	-	$20	$21	-	$27
Interest expense associated with convertible notes	—		—	—		—
Net income available to common shareholders	$13	-	$20	$21	-	$27

Denominator:
Basic weighted average shares outstanding	56		56	56		56
Effect of potentially dilutive share-based awards	1		1	1		1
Dilutive effect of 2025 Convertible Senior Notes	—		1	1		1
Dilutive effect of 2027 Convertible Senior Notes (1)	2		2	1		1
Dilutive effect of 2029 Convertible Senior Notes	1		1	1		1
Diluted weighted average shares outstanding	60		61	60		60

Net income per common share:
Income per diluted common share	$0.22	-	$0.33	$0.36	-	$0.46

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q1 2024)

(in millions)
(unaudited)

Guidance for the three months ending March 31, 2024
GAAP Net income	$13	-	$20
Share-based compensation	7	-	7
Amortization	2	-	2
Income tax expense (benefit)	2	-	2
Non-GAAP Operating income	$24	-	$31

Note: Amounts may not calculate precisely due to rounding.